EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Entrust Financial Services, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the “Report’). I, David Hite, Chief Financial Officer of the Company, certify, pursuant to 18 USC § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Hite David Hite, Chief Financial Officer

Dated: 08/19/02